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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2004
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-25857                                         94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 14, 2004, Persistence Software, Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T") as its independent public accountants, following the filing of its Quarterly Report on Form 10-QSB for the period ended March 31, 2004. The Company's Board of Directors, upon the recommendation of the Audit Committee, authorized the dismissal of D&T.

On May 14, 2004, we engaged Burr, Pilger & Mayer LLP ("BPM") to serve as our new independent auditors for the fiscal year ended December 31, 2004. The decision to engage BPM was recommended by the Company's management and the Audit Committee of the Board of Directors, and unanimously approved by the Board of Directors. During the two most recent fiscal years and through May 14, 2004, the Company has not consulted with BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that BPM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of D&T on the financial statements for the past two fiscal years (2002 and 2003) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through May 14, 2004, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, except for a disagreement with management over the recognition of revenue on a sales contract with Cablevision during the first quarter of 2002. Prior to filing its Quarterly Report on Form 10-Q for the period ended March 31, 2002, and after discussions among the Audit Committee of the Board of Directors, management and D&T, management revised its accounting for this contract and the matter was resolved to the satisfaction of D&T. D&T has been authorized to respond fully to the inquiries of BPM concerning the subject matter of this disagreement. In addition no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years and through May 14, 2004.

The Company has requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter is filed as an exhibit to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         16.1 Letter dated May 27, 2004 from Deloitte & Touche LLP to the Securities and Exchange Commission.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PERSISTENCE SOFTWARE, INC.


Date: May 27, 2004                     By: /s/ Christopher T Keene
                                           -------------------------------------
                                           Christopher T Keene
                                           President and Chief Executive Officer